UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 21, 2016

(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28

(Central Index Key Number 0001665081)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

CIBC Inc.

(Central Index Key Number 0001548567)

Starwood Mortgage Funding III LLC

(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-01	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park	10036
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

The mortgage loan secured by the mortgaged property identified as “Princeton Pike Corporate Center” on Exhibit B to the Pooling and Servicing Agreement (the “Princeton Pike Corporate Center Mortgage Loan”) is an asset of the Issuing Entity and is part of a whole loan (the “Princeton Pike Corporate Center Whole Loan”) that originally included the Princeton Pike Corporate Center Mortgage Loan and two pari passu promissory notes that were not included in the Issuing Entity. The Princeton Pike Corporate Center Whole Loan will be serviced pursuant to the Pooling and Servicing Agreement and an agreement between the holders of the promissory notes comprising the Princeton Pike Corporate Center Whole Loan (previously filed as Exhibit 4.6 to the Form 8-K dated February 25, 2016 under SEC File No. 333-206847-01) (the “Prior Agreement”). The holders of the promissory notes evidencing the Princeton Pike Corporate Center Whole Loan have entered into an amendment and restatement of the Prior Agreement, dated as of April 21, 2016 and attached hereto as Exhibit 4.12, which amends the prior agreement to reflect the division of one promissory note into two pari passu promissory notes and sets forth the respective rights of each pari passu noteholder with respect to the Princeton Pike Corporate Center Whole Loan, as described in the Prospectus for this MSBAM 2016-C28 transaction under “Description of the Mortgage Pool—The Whole Loans”.

Item 9.01.          Financial Statements, Pro Forma Financial Information and Exhibits.

(d)     Exhibits

Exhibit 4.12	Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, by and between U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as Note A-1 Holder, Wells Fargo Bank, National Association, as trustee for Morgan Stanley Capital I Trust 2016-UBS9, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9, as Note A-2 Holder, Morgan Stanley Bank, N.A., as Note A-3 Holder, and Morgan Stanley Bank, N.A., as Note A-4 Holder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2016	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.12	Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, by and between U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as Note A-1 Holder, Wells Fargo Bank, National Association, as trustee for Morgan Stanley Capital I Trust 2016-UBS9, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9, as Note A-2 Holder, Morgan Stanley Bank, N.A., as Note A-3 Holder, and Morgan Stanley Bank, N.A., as Note A-4 Holder.	(E)